SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act

                                 April 19, 2004
                      ------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                           ISLAND CRITICAL CARE, INC.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   333-82434                 650967706
      --------------           ---------------------        ------------
     (State or other           (Commission File No.)        (IRS Employer
       Jurisdiction)                                          I.D. No.)


                            31 Walmer Road, Suite 6,
                         Toronto, Ontario M5R 2W7 Canada
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (416) 928-3095
              -----------------------------------------------------
              (Registrant's Telephone Number, including area code)

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

Item 1.   Changes in Control of Registrant

     See Item 3 below titled "Bankruptcy or Receivership." See also Exhibits 2.1, 2.2 attached hereto and incorporated by reference.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

     On February 5, 2003, the Registrant, known as Island Critical Care Corp., filed a Petition for Relief under the Bankruptcy and Insolvency Act ("BIA") of the Canadian Bankruptcy Code in the Canadian Bankruptcy Court in and for the Province of Prince Edward Island.

     On July 23, 2003, a Proposal was filed and submitted to the Bankruptcy Court for the Court's approval. See Exhibit 2.1 attached hereto, a full and complete copy of such Proposal.

     On April 7, 2004, after notice to all creditors and a formal hearing, Canadian Bankruptcy Judge Charles P. Thompson issued an "Order Approving Proposal" in the Bankruptcy Action (hereinafter "Bankruptcy Order"). In conjunction with that Bankruptcy Order, our liabilities, among other things, were paid off and extinguished. See Exhibit 2.2 attached hereto and incorporated by reference, a full and complete copy of such Bankruptcy Order.

     The Bankruptcy Order, among other things, implements a change of control whereby, Mr. Marc Juliar, of Toronto, Canada ("Juliar"), is allowed to take control of us. The principal provisions of the Plan (Ex. 2.1), which are authorized and implemented by the Bankruptcy Order (Ex. 2.2), are the following, which is not an exhaustive list thereof:

     a) the termination of present management and the present Board of Directors and appointment Mr. Marc Juliar ("Juliar") in their place and stead;

     b) authorizing the trustee or Juliar without solicitation of or notice to shareholders, to issue 15,000,000 shares of our common stock to our new management.

     By virtue of the control and influence acquired by Juliar under and pursuant to the Bankruptcy Order, the Bankruptcy Order is deemed to have involved a "change of control" of us, the Registrant.

     The principal terms of the Proposal and the resultant Bankruptcy Order are set forth in a copy of each attached hereto as Exhibits 2.1 and 2.2, respectively.

     Prior to the Bankruptcy Order adopting the Proposal, there were 33,531,761 outstanding shares of our common stock. Following the Bankruptcy Order and, after the issuance of 15 million shares to Mr. Juliar as ordered by the Bankruptcy Court, there are now 48,533,761 issued and outstanding shares of the Registrant's common stock.

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     As of April 7, 2004, our assets and liabilities on an historical cost basis were zero ($0). On or near the effective date of the Proposal, we will adopt the provisions of "fresh start accounting," which require us to restate all assets and liabilities to their fair values based upon the provision of the Proposal and certain valuation studies currently underway.

Item 4.  Changes in Registrant's Certifying Accountant

     Effective April 19, 2004, Rotenberg & Co., LLP (the "Predecessor Accountant") resigned as the independent auditors for the Company. Madsen & Associates, CPA's Inc (the "Successor Accountant") were appointed as the Company's new independent accountants. The Company's Board of Directors approved this action on April 19, 2004. During the last two fiscal years ended March 31, 2001 and 2000 and the subsequent periods to April 19, 2004 (i) there were no disagreements between the Company and Rotenberg & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Rotenberg & Co., LLP would have caused Rotenberg & Co., LLP to make reference to the matter in its reports on the Company's financial statements, and (ii) Rotenberg & Co., LLP reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to audit scope, or accounting principles. During the last two most recent fiscal years ended March 31, 2001 and 2000 and the subsequent periods to March 23, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. The Registrant requested that Rotenberg & Co., LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

         The Company has not previously consulted with the Successor Accountant regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

Item 5.  Other Events and Regulation FD Disclosure

         Not applicable.

Item 6.  Resignations of Registrant's Directors

     On April 7, 2004, the Bankruptcy Court, by virtue of its Order, Ex. 2.2, terminated all officers and directors. See Ex. 2.2. In their place and Stead, the Bankruptcy Court appointed Mr. Marc Juliar. We may add additional officers and directors but at this time, there are no immediate plans to do so.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         None

     (b) Pro Forma Financial Information.

         None

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


     (c) Exhibits.

         2.1   March 25, 2004, Proposal of Island Critical Care.

         2.2 April 7, 2004, Order Approving Proposal of the Canadian Bankruptcy Court in and for the District of Prince Edward Island, Estate No. 51-104460

         16.1  Letter from Rotenberg & Co LLP.

Item 8.  Change in Fiscal Year

         Not applicable.

Item 9.  Regulation FD Disclosure

         See Exhibits.

Item 10. Amendments to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         Not Applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans

         Not Applicable.

Item 12. Results of Operations and Financial Condition

         Not Applicable.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ISLAND CRITICAL CARE CORP.



DATED:   April 22, 2004                           /s/ Marc Juliar
                                                  -------------------------
                                                  President, CEO, CFO
                                                  and Chairman of the Board


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                                                                    Exhibit 16.1



                         CONSENT OF ROTENBERG & CO., LLP



                                 April 19, 2004



Mr. Marc Juliar
Island Critical Care, Inc.
31 Walmer Road, Suite 6
Toronto, Ontario, Canada  M5R 2W7

Dear Mr. Juliar:

     This is to confirm that the client-auditor relationship between Island Critical Care, Inc. (Commission File Number 333-82434) and Rotenberg & Co. LLP has ceased. We have read and agree with the revised disclosures in Item 4 of the Company's Form 8-K concerning this change.

                                Very truly yours,


                                /s/ Rotenberg & Co, LLP
                                -----------------------
                                Rotenberg & Co., LLP


cc:         Office of the Chief Accountant
            SECPS Letter File
            Securities and Exchange Commission
            Mail Stop 9-5
            450 Fifth Street, N.W.
            Washington, D.C.  20549



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